EXHIBIT 99.1

ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward- looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward-looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward-looking statements. Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. NOTICE ABOUT THIS PRESENTATION

OVERVIEW HCC 5 (r)

CORPORATE PROFILE Specialty Insurance since 1974 Based in Houston, Texas with offices across the USA and international offices in Bermuda, Spain, Ireland and the U.K. Diversified operations include both P&C and Life Insurance Companies, Underwriting Agencies and Intermediaries Rated AA (Very Strong) by Standard & Poor's, AA (Very Strong) by Fitch Ratings and A+ (Superior) by A.M. Best Company

CORPORATE PHILOSOPHY Long Term Growth of Shareholders' Equity Capital Preservation Risk Management Diversification of Operations Disciplined Underwriting Cycle Management Conservative Investment Philosophy

SHAREHOLDERS' EQUITY ($ in millions) See Notice About This Presentation 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 S/E 440430000 458439000 530930000 763453000 882907000 1047000000 1323665000 1700000000 2043000000 2440000000

GROWTH IN BOOK VALUE (per share data) See Notice About This Presentation 2003 2004 2005 2006 2007 BV 10.91 12.99 15.26 18.28 21.21 2003 - 2007 CAGR = 18.1%

OPERATIONS HCC 15 (r)

LINES OF BUSINESS Diversified Financial Products Group Life, Accident & Health Aviation London Market Other Specialty Lines

DIVERSIFIED FINANCIAL PRODUCTS Directors' and Officers' Liability Errors and Omissions Surety Credit Employment Practices Liability Financial Products

GROUP LIFE, ACCIDENT & HEALTH Medical Stop-Loss Specialty Disability Group Life Insurance Medical Excess Insurance Alternative Workers Comp / Occupational Accident Insurance Short Term Medical

AVIATION Pleasure and Business Aircraft Owners and Pilots Rotor Wing Aircraft Foreign Commuter Airlines Cargo Operations Military and Law Enforcement Antique and Vintage Aircraft Do not write Major Airlines, Product Manufacturers and Satellites

LONDON MARKET ACCOUNT Energy, Onshore and Offshore Marine Property Accident and Health

OTHER SPECIALTY LINES Event and Contingency Brown Water Marine U.K. Liability & Commercial Motor Public Entity

HCC INSURANCE COMPANIES ($ in millions) GAAP Equity as of 12/31/07 GAAP Equity as of 12/31/07 A.M. Best S&P Fitch American Contractors Indemnity Company $ 106.8 A AA AA AVEMCO Insurance Company 73.1 A+ AA AA HCC Europe 106.5 NR AA NR HCC International Insurance Company 147.3 NR AA NR HCC Life Insurance Company 476.1 A+ AA AA Houston Casualty Company 1,530.3 A+ AA AA Lloyd's Syndicates 4040 & 4141 128.0 **A** **A+** NR Perico Life Insurance Company 36.0 A NR AA United States Surety Company 48.9 A AA AA U.S. Specialty Insurance Company 324.2 A+ AA AA ** Capacity effective 1/1/08 ** Lloyd's Market Rating See Notice About This Presentation *

HCC INTERMEDIARIES & UNDERWRITING OPERATIONS
($ in millions)

	2007 Gross Written Premium
cineFinance Insurance Services	$ 8.6
Continental Underwriters / Covenant Underwriters	66.6
HCC Global Financial Products (U.S.)	276.6
HCC Global Financial Products (Intl.)	110.7
HCC Indemnity Guaranty	11.8
HCC Specialty Underwriters	124.4
HCC Underwriting Agency (Lloyd's)	102.1
Kenrick Corporation	56.1
Professional Indemnity Agency	232.2
RA&MCO Insurance Services	53.2
MultiNational Underwriters	40.0*

** 2008 Estimate*

16

See Notice About This Presentation

HCC

FINANCIALS HCC 33 (r)

BALANCE SHEET HCC 35 (r)

STRONG BALANCE SHEET Low Risk Investment Portfolio High Quality Reinsurers Conservative Loss Reserves Strong Liquidity Low Debt to Total Capital Ratio of 11.7% Shareholders' Equity of $2.4 Billion Assets of $8.1 Billion See Notice About This Presentation

REINSURANCE RECOVERABLES ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 Reinsurance Recoverables 900 1100 1360 1170 960

NET LOSS RESERVES ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 Net Loss Reserves 710 1060 1530 2110 2340

OPERATING CASH FLOW ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 Cash Flow 530 670 620 650 730

INVESTMENT ASSETS ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 Investment Assets 1710 2470 3260 3930 4670

Taxable Securities Tax Exempt Securities Other Cash Short Term Investments 6/30/2007 39 39 4 1 17 CONSERVATIVE INVESTMENT PORTFOLIO (Cash and Investments) See Notice About This Presentation December 31, 2007 $4.7 billion Short Term Investments - 17% Tax Exempt Securities - 39% Average Rating - AAA Average Maturity: 10.1 years Duration: 6.6 years Taxable Securities - 39% Average Rating - AA+ Average Maturity: 4.1 years Duration: 3.3 years Other - 4% Cash - 1%

Average Rating AAA Average Duration 5.0 years (fixed income securities) Average Life 7.0 years Fixed Income Securities $3,666.7 Equity Securities 12.9 Short-term Investments 783.7 Other Investments 159.9 Trading Securities 49.1 Total Invested Assets $4,672.3 See Notice About This Presentation Invested Assets December 31, 2007 ($ in millions and at fair value)

See Notice About This Presentation Investments - Selected Disclosures December 31, 2007 (Unaudited, in thousands) (Unaudited, in thousands) (Unaudited, in thousands) (Unaudited, in thousands)

TOTAL ASSETS ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 Total Assets 4900 5900 7000 7600 8100

SHAREHOLDERS' EQUITY ($ in millions) See Notice About This Presentation 2003 2004 2005 2006 2007 SE 1050 1330 1690 2040 2440

INCOME STATEMENT HCC 57 (r)

GROSS WRITTEN PREMIUM ($ in millions) 2003 2004 2005 2006 2007 GWP 1620 1980 2040 2240 2450 See Notice About This Presentation

NET WRITTEN PREMIUM ($ in millions) 2003 2004 2005 2006 2007 NWP 870 1110 1500 1810 1990 See Notice About This Presentation

NET EARNED PREMIUM ($ in millions) 2003 2004 2005 2006 2007 NEP 738 1011 1370 1709 1990 See Notice About This Presentation

FEE & COMMISSION INCOME ($ in millions) 2003 2004 2005 2006 2007 F&C 143 184 133 137 140 See Notice About This Presentation

INVESTMENT INCOME ($ in millions) 2003 2004 2005 2006 2007 Investment Income 47 65 99 153 206 See Notice About This Presentation

TOTAL REVENUE ($ in millions) 2003 2004 2005 2006 2007 Total Revenur 940 1280 1640 2080 2390 See Notice About This Presentation

NET EARNINGS ($ in millions) 2003 2004 2005 2006 2007 Net Earnings 142 163 191 342 395 See Notice About This Presentation

NET EARNINGS PER DILUTED SHARE (* affected by catastrophes) 2003 2004* 2005* 2006 2007 Net Earnings per diluted share 1.47 1.65 1.75 2.93 3.38 See Notice About This Presentation

2003 2004* 2005* 2006 2007 ROE 0.907 0.905 0.932 0.842 0.834 GAAP COMBINED RATIO (* affected by catastrophes) See Notice About This Presentation

SUMMARY HCC 77 (r)

2003 2004 2005 2006 2007 ROE 0.161 0.155 0.144 0.202 0.194 Average ROE 0.17 0.17 0.17 0.17 0.17 RETURN ON EQUITY See Notice About This Presentation 2003-2007 Average Return on Equity = 17.1%

HCC KEY STRENGTHS Specialty lines only, across property, casualty, life, accident and health segments of the insurance industry Strong management and underwriting talent Conservative assessment of catastrophe exposures and adequate reinsurance to protect shareholders' capital Reduced exposure to reinsurance recoverables No significant net loss reserve development Consistent ROE averaging 17% during past 5 years despite two years of major windstorm catastrophes

ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward- looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward-looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward-looking statements. Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. NOTICE ABOUT THIS PRESENTATION